  SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2009

MERIDIAN INTERSTATE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33898	20-4652200
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

10 Meridian Street, East Boston, Massachusetts		02128
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (617) 567-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                  Other Events

On March 26, 2009, Meridian Interstate Bancorp, Inc. (the “Registrant”) announced the adoption of a repurchase program for up to 517,500 shares, or 5% of the Registrant’s common stock that is not held by the Registrant’s mutual holding company. The announcement was made pursuant to approval received from the Commonwealth of Massachusetts Office of the Commissioner of Banks.  A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.                  Financial Statements and Exhibits.

(d)	Exhibit 99 Press release dated March 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN INTERSTATE BANCORP, INC.

DATE: April 1, 2009	By:	/s/ Leonard V. Siuda
Leonard V. Siuda
Treasurer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Press release dated March 26, 2009